Exhibit 10.1

                             MADMAN MINING CO. LTD.

                                  I N V O I C E

                                   2005 - 114
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TO: Mr. Kristian Kostovski                DATE: April 30, 2005
    Suite 256, 1917 West 4th Ave
    Vancouver, BC, Canada  V6J 1M7        RE: Purchase of  One Gun Mineral Claim

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TO THE PURCHASE OF: A 100% interest in
the One Gun mineral claim (BCDM tenure
number 509734) located in the Cranberry
Ridge/Tuzo Creek area of the Greenwood
Mining Division, BC.

FUNDS ARE STATED IN CANADIAN DOLLARS

Total  purchase  price for a 100% interest in the
One Gun Mineral Claim                                               $10,000.00


TOTAL THIS INVOICE                                                  $10,000.00
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 Suite 604, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8
                    Tel: (604) 970-0854 * Fax: (604) 669-9626
                          e-mail: madmanmining@aol.com